UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             April 16, 2002
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                   1-10105                  51-0310173
--------------------------------------------------------------------------------
(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
Incorporation or Organization)     File Number)          Identification Number)

        One Rollins Plaza, Wilmington, Delaware                 19803
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Report for the period from January 1, 2002 to January 31, 2002, which the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114 (MFW).

Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.

          (c)       Exhibits:

          99(k) Monthly Operating Report for the period from January 1, 2002 to January 31, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MATLACK SYSTEMS, INC.


Dated:   April 30, 2002                   By: /s/ Stephen E. Judge
                                              ----------------------------------
                                              Stephen E. Judge
                                              Chief Reorganization Officer

                                  EXHIBIT INDEX


Exhibit No.                             Description
-----------                             -----------

99(k) Monthly Operating Report for the period from January 1, 2002 to January 31, 2002.

Exhibit 99(k)
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Jan. 1, 2002 to Jan. 31, 2002


                            MONTHLY OPERATING REPORT

          File with Court and submit copy to United States Trustee within 20 days after end of month


                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


 I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





 --------------------------------------------     ----------------------
 Signature of Debtor                              Date




 --------------------------------------------     ----------------------
 Signature of Joint Debtor                        Date


 /S/ Stephen E. Judge                             April 11, 2002
 --------------------------------------------     ----------------------
 Signature of Authorized Individual*              Date



 Stephen E. Judge                                 Chief Reorganization Officer
 --------------------------------------------     ------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual




Note 1:    Detailed bank reconciliations available upon request.
Note 2:    Tax returns relating to the Post-Petition available upon request.
Note 3:    Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Jan. 1, 2002 to Jan. 31, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                            BANK ACCOUNTS                  For the Current Period
                                                                      From Jan. 1, 2002 to Jan.31, 2002     Cumulative Since Filing
                                      OPERATING     PAYROLL & TAX        Actual        Projected            Actual      Projected
                                      ---------     -------------        ------        ---------            ------      ---------
                                          (Note 1)
Cash Receipts
    Collection of Accounts Receivable $     9,066                      $      9,066      $       -       $ 55,712,860  $ 56,532,000
    Other                                 575,180                           575,180        670,000          6,584,212     3,565,916
                                    -------------- ---------------    -------------- ---------------     ------------- -------------
    Total Cash Receipts                   584,246                           584,246        670,000         62,297,072    60,097,916
                                    -------------- ---------------    -------------- ---------------     ------------- -------------

Cash Disbursements

    Total Payroll                               -         92,746             92,746         92,933         22,116,329    22,375,823

    Leased Operators                            -                                 -                         4,861,230     4,890,000

    Operating Expenses

        Fuel                                    -                                 -              -          4,247,114     5,037,000

        Occupancy costs                   115,861                           115,861        116,000          1,986,775     2,388,100

        Equipment Costs                     3,386                             3,386         20,000          2,137,644     2,716,800

        Insurance                          93,113                            93,113         75,000          6,035,725     6,818,800

        Other Operating Expenses           23,643                            23,643         75,000          8,431,657    10,725,998
                                    -------------- ---------------    -------------- ---------------     ------------- -------------

    Total Operating Expenses              236,003                           236,003        286,000         22,838,915    27,686,698

    Deposits with Key Vendors                   -                                 -              -             41,148       150,000

    CAPEX - Equipment Refurbishment             -                                 -              -             13,050       399,200

    Deferred Rental and Leasing                 -                              -                 -             63,789     1,414,000
Costs

    Restructuring Costs                   173,787      1,565,462          1,739,249      1,594,067          6,172,391     9,236,597

    Remittance of Equipment Sales            -                                 -                            6,488,584          -
    Proceeds to Secured Lender

  Inter - Account Transfer              1,658,208     (1,658,208)                                                -

                                    -------------- ---------------    -------------- ---------------     ------------- -------------
    Total Disbursements                 2,067,998           -             2,067,998      1,973,000         62,595,436    66,152,318
                                    -------------- ---------------    -------------- ---------------     ------------- -------------

Net Cash Flow/Requirements             (1,483,752)          -            (1,483,752)    (1,303,000)          (298,364)   (6,054,402)

    Opening Cash                        2,101,070                         2,101,070     (3,434,402)           915,682     1,317,000
                                    -------------- ---------------    -------------- ---------------     ------------- -------------

   Closing Cash                     $     617,318                     $     617,318  $  (4,737,402)      $    617,318  $ (4,737,402)
                                    ============== ===============    ============== ===============     ============= =============

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                           Q1 2001          Q2 2001           Q3 2001      04 2001
                                                                           -------          -------           -------      -------
TOTAL DISBURSEMENTS                                                      $ 150,000     $ 31,512,851      $ 22,023,905   $ 6,840,682
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                     0                0                 0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                                0                0                 0
                                                                        ----------     ------------      ------------   -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES         $  150,000     $ 31,512,851      $ 22,023,905   $ 6,840,682
                                                                        ==========     ============      ============   ===========

                                                                           Q1 2001
                                                                           -------
TOTAL DISBURSEMENTS                                                    $ 2,067,998
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                     0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                                0
                                                                       -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES        $ 2,067,998
                                                                       ===========

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                 Reporting Period: Jan. 1, 2002 to Jan. 31, 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
   A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.



                                                                                        Expressed in
                                Expressed in USD                                            USD
                             Converted @ Converted @
                                     1:1.51                                               1:1.1.51
                  -----------------------------------------------------------------------------------
                        1              2              3           4            5             6
                    Operating      Operating                  Operating                  Operating
                     (Mellon     (Mellon Canada   Operating     (First     Operating   (Bank of Nova
                    Lockbox)        Lockbox)     (Mellon DE)    Union)      (Mellon)      Scotia)
                    #145-2480      #01-600052    #8016-376-9 #200003263225  #0090907     #00820-15
                     Note 1          Note 2        Note 3       Note 4    3  Note 5        Note 6
                  -----------------------------------------------------------------------------------
BALANCE PER BOOKS   $ 697,431       $  1,735      $ 151,346    $ 10,891   ($ 273,740)     $  2,999
-----------------------------------------------------------------------------------------------------

 BANK BALANCE       $ 697,431       $  1,736      $ 151,346    $ 10,891    $       0      $  7,043
 (+) DEPOSITS IN    $       0       $      0      $       0    $      0    $       0      $      0
 TRANSIT
 (-) OUTSTANDING   ($ 247,085)      $      0      $       0    $      0    $       0     ($  4,044)
 CHECKS
 OTHER              $       0       $      0      $       0    $      0    $       0      $      0
                  -----------------------------------------------------------------------------------
 ADJUSTED BANK      $ 450,346       $  1,736      $ 151,346    $ 10,891    $       0      $  2,999
 BALANCE*
                  -----------------------------------------------------------------------------------
* Adjusted bank
  balance must
  equal balance
  per books (see
  Note 11)
 DEPOSITS IN            None           None           None        None          None          None
 TRANSIT
 CHECKS                  Yes           None           None        None          None           Yes
 OUTSTANDING

 OTHER



-----------------------------------------------------------------------------------
      7          8           9          10          11         12
                            Tax         Tax     Tax          Matlack
   Payroll    Payroll   Prefunding  Prefunding  Prefunding    Inc.
  (Mellon)    (Mellon)    Mellon      Mellon      Mellon     Working
  #119-8127  #021-8376   #021-8181   #021-8309  #021-8931     Funds
   Note 7      Note 8     Note 9      Note 9      Note 9     Note 10   Grand Total
-----------------------------------------------------------------------------------
  $ 29,084         $ 0        $ 0         $ 0         $ 0      $ 300   $   620,046
-----------------------------------------------------------------------------------

  $ 29,084         $ 0        $ 0                     $ 0         $0   $   897,531
                                                                       $         0

 ($ 29,084)        $ 0        $ 0                                     ($   280,213)

                                                                       $         0
-----------------------------------------------------------------------------------
  $      0         $ 0        $ 0         $ 0         $ 0        $ 0   $   617,318

-----------------------------------------------------------------------------------
                                                                        (NOTE 11)




      None        None       None        None        None       None

       ALL         ALL       None        None        None       None

Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3:   This account is used for cash receipts unrelated to trade receivables.
Note 4:   This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8:   This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)
The Balance per Book represents the Bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided).

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Jan. 1, 2002 to Jan. 31, 2002


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                    Current                 Cumulative
                                                                     Month                Filing to Date
                                                                     -----                --------------
       REVENUES
       Revenue (Net)                                                     $  7,798               $ 40,021,124
                                                           ========================== ========================
       OPERATING EXPENSES
           Owned Compensation                                                   0                  9,795,564
           Leased Operator Compensation                                         0                  5,000,307
           Fuel Expense                                                         0                  3,011,100
           Misc. Direct Costs                                                   0                  5,503,885
           Cleaning Expenses                                               37,451                  4,122,492
           Mechanics Compensation                                               0                  1,266,834
           Misc. Maintenance Expense                                       (5,528)                 2,188,516
           Equipment Costs                                                      0                  7,808,778
           Terminal Expenses                                               16,837                  9,191,529
                                                           -------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                   48,760                 47,889,005
                                                           -------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                              (40,962)                (7,867,881)
                                                           ========================== ========================
       G&A EXPENSES                                                     1,380,783                 13,272,294
                                                           -------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                       (1,421,745)               (21,140,175)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                 226,169                 15,575,540
           Other Income/Deductions                                              0                    528,580
                                                           -------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                               226,169                 16,104,120
                                                           -------------------------- ------------------------
       PROFIT / (LOSS)                                               ($ 1,647,914)             ($ 37,244,295)
                                                           ========================== ========================

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Jan. 1, 2002 to Jan. 31, 2002

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                     Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                     Month              Filing to Date
-----------------------------                                                     -----              --------------
Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                       7,798                1,587,633
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                                 7,798               40,021,124
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                                 0                3,091,600
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                              0                3,554,726
   Fringe Benefits                                                                   0                3,115,118
                                                                  ------------------------ ----------------------
                                                                                     0                9,795,564
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                              0                4,948,634
   Purchased Transportation                                                          0                   51,673
                                                                  ------------------------ ----------------------
                                                                                     0                5,000,307
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,150,105
   Fuel Outside                                                                      0                1,829,623
   Fuel Taxes                                                                        0                    3,904
   Oil and Oil Tax                                                                   0                   27,468
                                                                  ------------------------ ----------------------
                                                                                     0                3,011,100
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                              0                2,202,439
   Hose                                                                              0                  151,023
   Meals                                                                             0                  218,725
   Lay Over                                                                          0                  611,616
   Tolls                                                                             0                  165,110
   Fines                                                                             0                   14,452
   Mileage Taxes                                                                     0                  112,494
   Insurance                                                                         0                1,816,905
                                                                  ------------------------ ----------------------
                                                                                     0                5,503,885
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                  1,492                1,040,407
   Overtime Pay                                                                      0                   42,431
   Fringe Benefits                                                                   0                  690,965
   Cleaning Supplies                                                                 0                  476,089
   Waste Treatment                                                                 346                1,023,932
   Outside Contractors                                                           7,563                  721,296
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                28,050                  128,657
                                                                  ------------------------ ----------------------
                                                                                37,451                4,122,492
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                     0                  772,715
   Overtime Pay                                                                      0                   53,916
   Fringe Benefits                                                                   0                  440,203
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                     0                1,266,834
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Jan. 1, 2002 to Jan. 31, 2002

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                    Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                    Month              Filing to Date
-----------------------------                                                    -----              --------------
Misc Maintenance Expense
   Parts Expense                                                                (5,528)               1,212,475
   Outside Repairs                                                                   0                  752,782
   Tire Repair                                                                       0                   89,458
   Shop Expense                                                                      0                  133,801
                                                                  ------------------------ ----------------------
                                                                                (5,528)               2,188,516
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                              0                   59,706
   Tractor Rent                                                                      0                2,541,450
   Trailer Depreciation                                                              0                1,044,877
   Trailer Rent                                                                      0                  102,087
   License                                                                           0                  952,435
   Permit                                                                            0                   96,312
   Interest                                                                          0                3,011,911
                                                                  ------------------------ ----------------------
                                                                                     0                7,808,778
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                          0                3,695,416
   Utilities                                                                     6,320                  954,653
   Communication Equipment                                                       1,062                  102,886
   Communication Usage                                                             567                  716,085
   Facility Maintenance                                                              0                  290,991
   Facility Occupancy                                                                0                1,395,862
   Transportation General                                                        8,888                2,035,636
                                                                  ------------------------ ----------------------
                                                                                16,837                9,191,529
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                          1,291,295                5,424,548
   Fringe Benefits                                                                  13                  464,045
   Communications Basic                                                              0                   74,956
   Communication Services                                                            0                    7,732
   Facilities - Rents                                                           12,470                  307,325
   General Office Supplies                                                        (383)                  32,516
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                           0                   81,962
   Travel & Other                                                                5,885                  179,632
   Outside Services                                                             56,746                4,097,622
   Computer Software                                                                 0                   36,225
   General & Admin                                                               1,186                  197,602
   Marketing Promotions                                                              0                    7,010
   Legal                                                                         9,255                  319,978
   Insurance                                                                         0                  288,363
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                       4,316                  354,778
   Other Expense/Terminal Exp.                                                       0                1,220,091
                                                                  ------------------------ ----------------------
                                                                             1,380,783               13,272,294
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Jan. 1, 2002 to Jan. 31, 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
ASSETS                                                   CURRENT REPORTING MONTH              PETITION DATE
------                                                   -----------------------              -------------
CURRENT ASSETS
   Cash                                                           $     620,046                      $    389,571
   Restricted Cash                                                   35,118,745
   Accounts Receivable (Net)                                              4,000                        18,045,306
   Inventories                                                                0                         3,639,142
   Prepaid Expenses                                                     406,464                         2,108,548
                                                     --------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                        36,149,255                        24,182,567
                                                     --------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                                   0                        98,199,269
   Less:  Accumulated Depreciation (Revenue)                                  0                       (75,767,277)
   Other Property & Equipment - Cost                                  4,911,053                        72,633,319
   Less:  Accumulated Depreciation (Other)                           (2,390,153)                      (41,326,073)
                                                     --------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                   2,520,900                        53,739,238
                                                     --------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                                   0                           744,016
   Other Assets                                                         400,000                           937,839
                                                     --------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                             400,000                         1,681,855
                                                     --------------------------------- -----------------------------

TOTAL ASSETS                                                      $  39,070,155                     $  79,603,660
                                                     ================================= =============================

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              PETITION DATE
----------------------------                             -----------------------              -------------
LIABILITIES NOT SUBJECT TO COMPROMISE
(Postpetition)
   Accounts Payable                                                   1,269,510
   Accrued Wages & Benefits                                             425,408
   Accrued Interest                                                   3,011,910
   Accrued Professional Fees (Note 1)                                   767,085
   Accrued Taxes (refer to FORM MOR-4)                                  218,802
   Accrued Insurance, Environmental & Other                            (953,458)
   Amounts Due to Insiders (Note 1)
                                                     --------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                               4,739,257                                 0
                                                     --------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                      46,234,256                        46,234,256
   Priority Debt                                                      2,273,714                         9,330,355
   Unsecured Debt                                                    32,153,819                        33,125,644
                                                     --------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                              80,661,788                        88,690,255
                                                     --------------------------------- -----------------------------

                                                     --------------------------------- -----------------------------
   TOTAL LIABILITIES                                                 85,401,045                        88,690,255
                                                     ================================= =============================
OWNER EQUITY
   Capital Stock                                                      8,814,434                         8,814,434
   Capital Surplus                                                   10,619,341                        10,619,341
   Retained Earnings - Pre-Petition                                 (28,520,370)                      (28,520,370)
   Retained Earnings - Post-Petition                                (37,244,295)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                     -------------------------------- ------------------------------
   NET OWNER EQUITY                                                 (46,330,890)                       (9,086,595)
                                                     ================================= =============================

TOTAL LIABILITIES AND OWNERS' EQUITY                                $39,070,155                       $79,603,660
                                                     ================================= =============================

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)

                                Reporting Period:  Jan. 1, 2002 to Jan. 31, 2002



                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
                                         ---------   ----------      ----         ----         ------      ---------
Federal
Withholding                                21,312      439,234      398,182      Various        EFT          62,364
FICA - Employee                                 0       36,234       30,993      Various        EFT           5,241
FICA - Employer                                 0       36,234       30,993      Various        EFT           5,241
Unemployment                                    0          247            0                                     247
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                    21,312      511,949      460,168                                  73,093
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                17,186       36,401       45,410      Various        EFT           8,177
Sales                                      72,596            0            0      Various                     72,596
Income                                          0            0            0                                       0
Unemployment                                    0          949            0                                     949
Real & Personal Property                  151,385            0       14,455      Various                    136,930
Other                                     390,771            0            0      Various                    390,771

                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 631,938       37,350       59,865                                 609,423
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               653,250      549,299      520,033                                 682,516
                                        ============ ============ ============ ============ ============= ============


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     1,269,510            0                               1,269,510
Accrued Wages & Benefits                               425,408                                              425,408
Accrued Interest                                     3,011,910                                            3,011,910
Accrued Professional Fees                              767,085                                              767,085
Accrued Taxes (refer to FORM MOR-4)                    218,802                                              218,802
Accrued Insurance, Environmental &                    (953,458)                                            (953,458)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            4,739,257            0            0            0     4,739,257
                                        ============ ============ ============ ============ ============= ============


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Jan. 1, 2002 to Jan. 31, 2002


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

 Accounts Receivable Reconciliation                                                   Amount
 Total Accounts Receivable at the beginning of the reporting period                 $          0
 + Amounts billed during the period                                                            0   (Note 1)
 - Amounts collected during the period                                                         0
 - Bad Debt and other write-offs                                                               0
 + Change in Reserve                                                                           0
 - Other during the period                                                          $          0
 Total Accounts Receivable at the end of the reporting period                       $          0

 Accounts Receivable Aging                                                            Amount
 0 - 30 days old                                                                               0
 31 - 60 days old                                                                              0
 61 - 90 days old                                                                              0
 91 + days old                                                                                 0
                                                                                               0
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                    0
 Amount considered uncollectible (Bad Debt)                                                    0
 Accounts Receivable (Net)                                                          $          0


                              DEBTOR QUESTIONNAIRE

 Must be completed each month                                                Yes               No
 1.   Have any assets been sold or transferred outside the normal course                        X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                        X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.



Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.